UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 9, 2017

HEXION INC.

(Exact Name of Registrant as Specified in Its Charter)

New Jersey

(State or Other Jurisdiction of Incorporation)

1-71	13-0511250
Commission File Number	(I.R.S. Employer Identification No.)

180 East Broad Street, Columbus, Ohio	43215-3799
(Address of Principal Executive Offices)	(Zip Code)

614-225-4000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure

On May 9, 2017, the Registrant issued a news release, pursuant to Rule 135c of the Securities Act of 1933, as amended (the “Securities Act”), announcing its intent to offer $75 million aggregate principal amount of new 10.375% First-Priority Senior Secured Notes due 2022 (the “Notes”) through a private placement. The Registrant intends to use the net proceeds from the offering of the Notes for general corporate purposes. The Registrant previously issued $485 million aggregate principal amount of 10.375% First-Priority Senior Secured Notes due 2022 and the Notes will constitute a single class of securities with such previously issued notes. A copy of such news release is furnished hereto as Exhibit 99.1 and is incorporated herein by reference.

The Registrant is furnishing the information in this Current Report on Form 8-K to comply with Regulation FD. Such information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Registrant’s filings under the Securities Act or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

The Registrant is disclosing under Item 7.01 the risk factors attached as Exhibit 99.2, which information is incorporated by reference herein. This information, which has not been previously reported, is included in a preliminary offering memorandum that is being disseminated in connection with the offering of the Notes.

Item 9.01 Financial Statements and Exhibits

(d)    Exhibits.

Exhibit No.	Description

Exhibit 99.1	News Release, dated May 9, 2017, announcing Hexion Inc.’s Proposed $75 Million Debt Offering.

Exhibit 99.2	Risk Factors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEXION INC.

Date: May 9, 2017	By:	/s/ George F. Knight
George F. Knight
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	News Release, dated May 9, 2017, announcing Hexion Inc.’s Proposed $75 Million Debt Offering.

Exhibit 99.2	Risk Factors.

4